[PHOTO]
The
Gabelli
Equity
Income
Fund

SEMI-ANNUAL REPORT
    MARCH 31, 1998

                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434

                               Semi-Annual Report
                                March 31, 1998(a)

To Our Shareholders,

      After a brief retreat in early January, stocks regained their momentum and indices across the market capitalization spectrum closed the quarter at or near record highs. The favorable economic backdrop for stocks - low inflation, low interest rates and solid corporate earnings growth - continued to buoy the market. However, the greatest driving force for the stock market continues to be liquidity. Deals, restructurings and share repurchase programs proved to be powerful factors underneath the market's strength. With the relatively uninspiring returns available from traditional alternatives to owning stocks, cash continued to flow into U.S. equity investments.

Investment Performance

      For the quarter ended March 31, 1998, The Gabelli Equity Income Fund's net asset value increased 10.1% to $17.70 after adjusting for the $0.05 per share dividend paid on March 27, 1998. The Lipper Analytical Services Equity Income Fund Average and Standard & Poor's (S&P) 500 Index had returns of 10.2% and 13.9%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 39.1% over the trailing twelve month period. The Lipper Equity Income Fund Average and S&P 500 rose 38.0% and 48.0%, respectively, over the same twelve month period.

      For the five year period ended March 31, 1998, the Fund's return averaged 18.8% annually, versus average annual returns of 18.2% and 22.4% for the Lipper Equity Income Fund Average and S&P 500, respectively. Since inception on January 2, 1992 through March 31, 1998, the Fund has a total return of 178.6%, which equates to an average annual return of 17.8%. The Dividend History chart details each dividend paid by the Fund since inception.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30, 1998.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                              Calendar Quarter
                                              ----------------
                             1st           2nd      3rd       4th       Year
                             ---           ---      ---       ---       ----
1998: Net Asset Value ....  $17.70           --        --       --        --
      Total Return .......    10.1%          --
--------------------------------------------------------------------------------
1997: Net Asset Value ....  $14.27       $16.03    $17.39   $16.12    $16.12
      Total Return .......     1.2%        12.7%      8.8%     3.0%     27.9%
--------------------------------------------------------------------------------
1996: Net Asset Value ....  $13.47       $13.54    $13.81   $14.16    $14.16
      Total Return .......     5.5%         1.0%      2.5%     8.0%     17.9%
--------------------------------------------------------------------------------
1995: Net Asset Value ....  $11.56       $11.99    $12.65   $12.84    $12.84
      Total Return .......     8.5%         4.3%      6.1%     6.9%     28.3%
--------------------------------------------------------------------------------
1994: Net Asset Value ....  $11.26       $11.08    $11.54   $10.72    $10.72
      Total Return .......    (2.2)%       (0.8)%     4.9%    (0.7)%     1.1%
--------------------------------------------------------------------------------
1993: Net Asset Value ....  $11.35       $11.72    $12.15   $11.57    $11.57
      Total Return .......     7.4%         3.8%      4.2%     1.5%     17.9%
--------------------------------------------------------------------------------
1992: Net Asset Value ....  $10.19       $10.36    $10.40   $10.64    $10.64
      Total Return .......     2.4%(b)      2.3%      1.1%     3.7%      9.8%(b)
--------------------------------------------------------------------------------

-------------------------------------------------
  Average Annual Returns - March 31, 1998 (a)

  1 Year.......................     39.1%
  5 Year.......................     18.8%
  Life of Fund (b).............     17.8%
-------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on January 2, 1992. (c) The Fund's fiscal year ends September 30, 1998.

--------------------------------------------------------------------------------

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last six years at The Gabelli Equity Income Fund and for over 20 years at The Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

                                            [Valuation Approach GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

---------------------------------------------
             Dividend History
---------------------------------------------

                       Rate      Reinvestment
 Payment (ex) Date   Per Share       Price
 -----------------   ---------       -----
 March  27, 1998         $0.05      $17.70
---------------------------------------------
 December 29, 1997       $1.78      $15.94
 September 30, 1997      $0.05      $17.39
 June  30, 1997          $0.05      $16.03
 March  31, 1997         $0.06      $14.27
---------------------------------------------
 December 27, 1996       $0.76      $14.28
 September 30, 1996      $0.07      $13.81
 June 28, 1996           $0.06      $13.54
 March  31, 1996         $0.07      $13.47
---------------------------------------------
 December 29, 1995       $0.68      $12.84
 September 29,1995       $0.07      $12.65
 June 30, 1995           $0.07      $11.99
 March 31, 1995          $0.07      $11.56
---------------------------------------------
 December 30, 1994       $0.74      $10.72
 September 30, 1994      $0.08      $11.54
 June 30, 1994           $0.09      $11.08
 March 31, 1994          $0.06      $11.26
---------------------------------------------
 December 31, 1993       $0.76      $11.57
 September 30, 1993      $0.06      $12.15
 June 30, 1993           $0.06      $11.72
 March 31, 1993          $0.08      $11.35
---------------------------------------------
 December 31, 1992       $0.15      $10.64
 September 30, 1992      $0.07      $10.40
 June 30, 1992           $0.06      $10.36
 March 31, 1992          $0.05      $10.19
---------------------------------------------

COMMENTARY

It Just Keeps Going, Going and Going!

      Despite being targeted by evil forces such as the Asian economic meltdown, high profile earnings disappointments in the technology sector and off-the-historical chart valuations, the stock market, like the "Energizer Bunny", just keeps going, going and going. We clearly underestimated the market's potential. The bad news is that based on almost any valuation benchmark, stocks are currently in historically unprecedented territory and the margin of safety is razor thin.

      Granted, it would be hard to imagine a better economic scenario for stocks. Economists are pegging inflation at 2.0% or lower and interest rates are low. Despite selected earnings dislocations resulting from Asian economic weakness, domestic corporate profits, on the whole, are meeting consensus expectations and Wall Street economists are predicting even better earnings growth in 1999. On the supply and demand front - remember that stocks go up in the short run when there are more buyers than sellers - continued strong merger and acquisition activity and substantial share repurchase programs are shrinking supply at a time when demand for stocks keeps rising. Put it all together, and it is understandable that stocks are advancing.

Bear Watch

      Today, the two questions confronting equity investors are: What could happen to disrupt this ideal economic environment for stocks? And, even if the economic news continues to be good, isn't it already more than fully reflected in stock prices? In our last report to you, we shared a laundry list of our investment anxieties, which included problems in Asia spilling into Latin American currencies and economies, wage inflation not matched by productivity gains, oil prices rising significantly from today's low levels, a prospective crisis in confidence if Treasury Secretary Rubin leaves and the possibility that Federal Reserve Board Chairman Greenspan may step down at the end of his current term, and last, but not least, high equity valuations and a low margin of safety.

      We have many of the same worries today and our concern over equity valuations has been heightened by the market's sharp rise in the first quarter. As we have stated many times in the past, we believe valuations do matter and that ultimately stocks will trade at rational relationships to their economic value. We have to question whether even the best companies in this "best of all possible worlds" for stocks should trade at 50+ times earnings and three to four times annual earnings growth rates. We are sure value investors share this concern. However, money continues to flow into arguably the most overvalued sector of the market - the mega-cap growth stocks. It is somewhat of a reverse panic. Investors are afraid not to own these stocks. Mr. Market remains at work. It is increasingly difficult for us to find bargains in this environment.

      One would think professional investors (ie: mutual fund managers) would be exhibiting more restraint. Unfortunately, with mutual fund investors increasingly focused on short term performance, portfolio managers holding cash in a rising market have the life expectancy of fast dogs that chase cars. Many are holding their noses, closing their eyes, crossing their fingers and making investments that are difficult to justify on a fundamental basis. They may continue to be rewarded for throwing in the valuation towel. But, at some point, they and their shareholders will receive a painful reminder that the market will not suffer fools indefinitely.

Ringing Up Profits

      Seven of the Fund's ten best performing stocks this quarter were in the telecommunications industry (BC Telecom, Southern New England Telecommunications, Sprint, British Telecom, Telefonica de Espana, France Telecom and Cable & Wireless). Other telephone holdings, including SBC Communications, BCE Inc. and Telecom Italia, outperformed the market averages. The telecommunications group's exceptional performance this quarter may be partly explained by WorldCom and British Telecom's battle over MCI and to a lesser extent, SBC Communications' bid for Southern New England Telecommunications, which helped raise the valuation standards in the industry. However, there are more powerful long term trends that we believe will continue to fuel selected telephone stocks.

      You will note that our list of winners has a distinct international flavor. There are three factors that make international telephone stocks intriguing. To compete on the global economic stage, a modern telecommunications system is essential. So, those companies operating in less developed countries and regions (most notably, Cable & Wireless, which is the majority owner of Hong Kong Telecommunications, and Telefonica de Espana, which owns significant chunks of Latin American telephone companies in addition to its domestic operations in Spain) have exceptional growth potential. The second factor is privatization. Formerly government-owned telephone companies in Europe and Latin America are passing into the hands of profit oriented investors and are being run more efficiently by private sector managements. Finally, international boundaries are crumbling and companies are jockeying for global market share. This means continued consolidation throughout the industry and an increased number of joint venture partnerships that will surface value for shareholders.

Running on Empty

    Our energy holdings ran out of gas during the first quarter. El Nino's warm winter weather pattern, a drawdown in Southeast Asian inventories and increased production from OPEC sent oil prices plummeting to five year lows. However, we point out that: El Nino weather systems have generally been followed by colder than normal winters; Southeast Asian energy inventories will be built up as these economies recover; and while it is always difficult to predict what OPEC will do, one would think they would try to reach some compromise on production quotas that will boost prices. Our conclusion is that oil prices and energy stocks will rebound in the year ahead. As for the longer term, the world is still consuming far more oil than it is finding. Until this changes, the long term trend for oil prices and energy stocks should be up.

Quips on Management

      Our Chief Investment Officer, Mario J. Gabelli, was recently interviewed by a leading investor relations consulting firm to discuss how we, as securities analysts, evaluate corporate managements. We would like to share with you excerpts from this interview . . .

      "Ideally, we like to own great companies with great management. Our second choice is great companies with mediocre management. Occasionally, we will take a chance on mediocre companies with talented new management that we believe can dramatically improve the business. Our rational is simple - we believe a princess who kisses a frog is more likely to turn into a frog than the frog is to turn into a prince.

      We don't feel we ask too much from corporate managements. We want them to have vision as to how the world is changing and a sensible plan to position their companies to take advantage of change rather than be overwhelmed by it. We want them to be focused on competitive issues in their industry and be proactive rather than reactive in meeting challenges from their competitors. We expect CEOs and CFOs, who in our opinion, should be joined at the hip, to know their companies intimately. If I or another one of our analysts spots something unusual in an annual report or 10-K, I expect management to be able to explain it. We want management to be honest with us. We always ask them to detail their company's strengths and weaknesses. When we hear a lot about the former and virtually nothing about the latter, we tend to be a little suspicious. Finally, and most importantly, we expect them to serve the interest of their companies' real owners - the shareholders. Managements that build a wall around themselves and their companies' values are betraying shareholders.

      We are not for or against corporate managements. We are for shareholders - our clients. We don't encourage managements to run their companies to maximize short term returns and sacrifice long term value. In fact, we respect managers that are willing to suffer through a few bad quarters for the greater long term good of their companies. Unlike many Wall Street research teams, we don't ask management to assess the value of their companies or to forecast future cash flows and earnings. That's our job. We ask only that they do their jobs -- build the value of their businesses in a manner that benefits long term shareholders."

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $91.8125 - NYSE) is a global travel, financial and network services provider. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards. As evidenced by an increase in per share earnings exceeding 16% in 1997, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.

BCE Inc. (BCE - $41.75 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $64.625 - NYSE) and BCEMobile Communications (BCX - $29.85 - TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth over $25 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Chevron Corp. (CHV - $80.3125 - NYSE) is the third largest U.S. natural gas producer and is one of the nation's largest crude oil refiners and marketers of petroleum products. Chevron is the largest supplier of California's mandated reformulated gasolines. Worldwide net production was more than 1.5 million barrels a day of oil and equivalent gas. Through its 50% interest in Caltex Petroleum, Chevron benefits from increasing energy consumption in Southeast Asia. The company plans to spend nearly $4 billion on worldwide exploration and production in 1998. Development projects include Kazakstan (building a pipeline linking the giant Tengiz oil field to the Black Sea ports) and the North Sea. The quarterly dividend was increased in January from 58 cents to 61 cents per share.

Eastern Enterprises (EFU - $43.00 - NYSE) owns and operates Boston Gas Company, New England's largest distributor of natural gas, serving 530,000 residential, commercial and industrial customers. The company also owns and operates Midland Enterprises, the leading U.S. dry-cargo, inland waterways barge operator with a fleet of 2,300 barges and 87 tug boats. Headquartered in Cincinnati, Midland provides low-cost marine transportation to many of the country's major industrial and agricultural regions. Our interest in Eastern Enterprises stems from management's direction under Woody Ives. In December 1997, Eastern sold its 50% interest in AllEnergy. The company's strong balance sheet affords the opportunity to make attractive strategic commitments, such as the agreement to acquire Essex County Gas for $80 million. The dividend, increased to an annual rate of $1.64 per share, provides an attractive 3.75% yield for this cash rich company.

Exxon Corp. (XON - $67.625 - NYSE), with an equity market value of $180 billion, is the world's largest, publicly owned integrated oil company. The company produced 1.6 million barrels of crude oil and 6.3 billion cubic feet of natural gas per day in 1997. Roughly one-half of Exxon's production comes from overseas reserves. Major, promising oil and gas exploration projects in West Africa, the Caspian Sea, Russia, the Gulf of Mexico and South America are being pursued. Profitability, in a period of fluctuating energy prices, has been sustained by management's success in holding costs essentially flat since 1990. Dividends have been paid since 1882 and have been increased annually since 1983.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

      The strong performance of our telecommunications holdings helped propel the Gabelli Equity Income Fund to another solid quarter in another year in which we will strive to achieve our long term goal of generating a real rate of return in excess of ten percent. We are concerned about equity valuations, but believe our yield orientation and positioning in groups and individual securities trading at more reasonable relationships to economic value will work to the Fund's benefit should the stock market lose momentum. We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                   Sincerely,


         /s/ Mario J. Gabelli                    /s/ James Foung

         Mario J. Gabelli, CFA                   James Foung, CFA
         Portfolio Manager and                   Associate Portfolio Manager
         Chief Investment Officer

April 30, 1998

The Gabelli Equity Income Fund
Portfolio of Investments -- March 31, 1998 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                 Cost          Value
    ------                                                 ----          -----
              COMMON STOCKS -- 84.8%

              Aerospace -- 1.3%
    18,000    Boeing Co. ...........................    $  694,444    $  938,250
     1,000    Raytheon Co., Cl. A ..................        27,785        56,875
     2,000    Rockwell International Corp. .........        50,431       114,750
                                                        ----------    ----------
                                                           772,660     1,109,875
                                                        ----------    ----------
              Agriculture -- 0.9%
    15,000    Monsanto Co. .........................       636,003       780,000
                                                        ----------    ----------
              Automotive -- 1.3%
     4,500    Ford Motor Co. .......................       106,050       291,656
    12,000    General Motors Corp. .................       423,560       809,250
                                                        ----------    ----------
                                                           529,610     1,100,906
                                                        ----------    ----------
              Automotive: Parts and Accessories -- 1.6%
     2,500    Dana Corp. ...........................        65,938       145,469
    20,000    GenCorp Inc. .........................       327,212       615,000
    14,000    Genuine Parts Co. ....................       333,496       533,750
     4,666    Meritor Automotive Inc. ..............        98,185       123,941
                                                        ----------    ----------
                                                           824,831     1,418,160
                                                        ----------    ----------
              Aviation: Parts and Services -- 1.6%
    10,000    Barnes Group Inc. ....................       166,500       333,125
    19,000    Curtiss-Wright Corp. .................       279,092       736,250
     4,000    United Technologies ..................       226,617       369,250
                                                        ----------    ----------
                                                           672,209     1,438,625
                                                        ----------    ----------
              Business Services -- 1.4%
     2,000    Cognizant Corp. ......................        67,510       114,750
     2,000    Computer Sciences Corp.+ .............       103,484       110,000
     4,000    Dun & Bradstreet Corp. ...............        93,161       136,750
     1,000    Imation Corp.+ .......................        16,753        18,500
     8,000    International Business
                Machines Corp. .....................       204,078       831,000
     2,000    Landauer Inc. ........................        35,944        54,000
                                                        ----------    ----------
                                                           520,930     1,265,000
                                                        ----------    ----------
              Communications Equipment -- 0.1%
     1,000    Motorola Inc. ........................        27,263        60,625
                                                        ----------    ----------
              Consumer Products -- 6.6%
    18,000    Eastman Kodak Co. ....................     1,085,048     1,167,750
    10,000    Fortune Brands Inc. ..................       277,452       398,750
    40,000    Gallaher Group plc, ADR ..............       679,371       865,000
     5,000    General Cigar Holdings Inc.+ .........        44,132        76,563
    12,000    General Electric Co. .................       287,467     1,034,250
     4,000    Gillette Co. .........................        96,850       474,750
    16,000    National Presto Industries Inc. ......       669,027       689,000
    25,000    Philip Morris Companies Inc. .........       976,429     1,042,188
                                                        ----------    ----------
                                                         4,115,776     5,748,251
                                                        ----------    ----------
              Consumer Services -- 0.4%
    15,000    Rollins Inc. .........................       308,938       313,125
                                                        ----------    ----------
              Diversified Industrial -- 4.4%
    17,137    GATX Corp. ...........................       998,952     1,336,686
     7,500    Honeywell Inc. .......................       323,296       620,156
     8,000    Minnesota Mining &
                Manufacturing Co. ..................       603,650       729,500
    15,000    Tenneco Inc. .........................       600,862       640,313
    21,000    Thomas Industries Inc. ...............       157,975       467,250
     1,000    Trinity Industries Inc. ..............        26,570        54,875
                                                        ----------    ----------
                                                         2,711,305     3,848,780
                                                        ----------    ----------
              Energy: Electric -- 2.0%
     8,000    Central & South West Corp. ...........       217,400       214,000
     1,000    FPL Group Inc. .......................        28,613        64,250
    95,000    Niagara Mohawk
              Power Corp.+ .........................     1,010,838     1,235,000
     8,000    PacifiCorp ...........................       158,700       197,000
                                                        ----------    ----------
                                                         1,415,551     1,710,250
                                                        ----------    ----------
              Energy:  Natural Gas -- 11.1%
    30,000    Bay State Gas Co. ....................       858,690     1,130,625
     4,500    Berkshire Gas Co. ....................        79,060       109,125
    50,000    Colonial Gas Co. .....................     1,183,188     1,434,375
    34,000    Commonwealth
              Energy System ........................       761,900     1,355,750
    53,000    Eastern Enterprises ..................     1,493,050     2,279,000
    58,000    ENI SpA ..............................       304,221       395,179
     3,000    Essex County Gas Co. .................        86,520       138,375
    10,000    Fall River Gas Co. ...................       160,250       161,875
     3,000    KeySpan Energy Corp. .................        74,900       108,938
     4,000    Peoples Energy Corp. .................       138,275       145,500
    70,000    Southwest Gas Corp. ..................     1,128,400     1,461,250
    20,500    Wicor Inc. ...........................       914,533       991,688
                                                        ----------    ----------
                                                         7,182,987     9,711,680
                                                        ----------    ----------
              Energy: Oil -- 13.8%
    13,000    Atlantic Richfield Co. ...............       703,893     1,022,125
    22,500    British Petroluem Co. plc, ADR .......       494,156     1,936,406
    15,000    Burlington Resources Inc. ............       628,715       719,063
    28,000    Chevron Corp. ........................       918,500     2,248,750
     5,000    Elf Aquitaine SA .....................       233,000       323,750
    45,000    Exxon Corp. ..........................     1,368,325     3,043,125
    18,000    Halliburton Co. ......................       378,023       903,375
    10,000    Pennzoil Co. .........................       488,500       646,250
    21,000    Texaco Inc. ..........................       641,025     1,265,250
                                                        ----------    ----------
                                                         5,854,137    12,108,094
                                                        ----------    ----------
              Entertainment -- 0.5%
     2,000    PolyGram NV, ADR .....................        58,725        92,750
     4,000    USA Networks Inc. ....................        53,340       109,000
     4,000    Viacom Inc., Cl. A+ ..................       123,940       212,500
                                                        ----------    ----------
                                                           236,005       414,250
                                                        ----------    ----------

                See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================

                                                                        Market
    Shares                                                 Cost          Value
    ------                                                 ----          -----
              Equipment and Supplies -- 4.8%
    15,000    Aeroquip-Vickers Inc. ................    $  454,968    $  867,188
     4,800    Caterpillar Inc. .....................        56,973       264,300
     2,000    Cooper Industries Inc. ...............        84,754       118,875
    25,000    Deere & Co. ..........................       347,127     1,548,438
    10,000    EG&G Inc. ............................       175,863       290,625
     8,000    Ingersoll Rand Co. ...................       203,204       383,500
     1,500    Minerals Technologies Inc. ...........        37,938        75,563
    14,000    Smith (A.O.) Corp., Cl. B ............       468,825       626,500
     1,000    Union Carbide Corp. ..................        16,675        50,125
                                                        ----------    ----------
                                                         1,846,327     4,225,114
                                                        ----------    ----------
              Financial Services -- 13.0%
    27,000    American Express Co. .................       580,558     2,478,938
    29,000    Banco Santander SA, ADR ..............       433,884     1,433,688
    10,000    BankAmerica Co. ......................       211,500       826,250
     3,000    Bankers Trust Co. ....................       258,275       360,938
    27,000    Commerzbank AG, ADR ..................       554,661       981,281
     2,000    CoreStates Financial Corp. ...........       147,154       179,500
    19,000    Deutsche Bank AG, ADR ................       955,700     1,448,750
     2,000    Fidelity National Corp.+ .............        22,958        26,500
     4,000    Mellon Bank Corp. ....................       229,741       254,000
     9,000    Morgan (J.P.) & Co. Inc. .............       559,163     1,208,813
     3,000    Municipal Mortgage &
              Equity LLC ...........................        60,488        65,250
     3,000    Northern Trust Co. ...................        60,300       224,250
     1,000    Pioneer Group Inc. ...................        30,124        31,250
    12,000    SunTrust Banks Inc. ..................       251,737       904,500
     2,200    Transamerica Corp. ...................       111,528       256,300
     4,000    U.S. Trust Corp. .....................        47,394       263,000
     5,000    Wachovia Corp. .......................       404,975       424,063
                                                        ----------    ----------
                                                         4,920,140    11,367,271
                                                        ----------    ----------
              Food and Beverage -- 1.4%
     2,000    Bestfoods Inc. .......................       192,316       233,750
     5,000    Coca-Cola Amatil Ltd., ADR ...........        79,698        78,906
     2,000    Corn Products
              International Inc.+ ..................        62,484        71,750
     5,000    Heinz (H.J.) Co. .....................       236,188       291,875
    10,000    Kellogg Co. ..........................       308,160       431,250
     2,000    Quaker Oats Co. ......................        69,725       114,500
                                                        ----------    ----------
                                                           948,571     1,222,031
                                                        ----------    ----------
              Health Care -- 1.4%
     1,000    Glaxo Wellcome plc, ADR ..............        54,024        54,125
     7,000    Johnson & Johnson ....................       136,367       513,188
    10,000    Pharmacia & Upjohn Inc. ..............       290,500       437,500
     3,000    SmithKline
              Beecham plc, ADR .....................       184,980       187,688
                                                        ----------    ----------
                                                           665,871     1,192,501
                                                        ----------    ----------
              Metals and Mining -- 0.3%
    15,000    Freeport-McMoRan
              Copper & Gold Inc., Cl. B ............       280,267       299,063
                                                        ----------    ----------
              Publishing -- 3.0%
    12,000    Dow Jones & Co. Inc. .................       550,870       635,250
     3,000    Harcourt General Inc. ................       136,775       166,125
     3,000    McGraw-Hill Companies Inc. ...........       178,192       228,188
    40,000    Reader's Digest
              Association Inc., Cl. A ..............       939,944     1,092,500
    20,000    Reader's Digest
              Association Inc., Cl. B ..............       472,269       537,500
                                                        ----------    ----------
                                                         2,278,050     2,659,563
                                                        ----------    ----------
              Real Estate -- 0.0%
     2,500    Griffin Land & Nurseries Inc.+ .......        11,716        37,500
                                                        ----------    ----------
              Retail -- 0.4%
     5,000    Giant Food Inc., Cl. A ...............       168,375       193,125
     2,000    Sears, Roebuck & Co. .................        51,242       114,875
                                                        ----------    ----------
                                                           219,617       308,000
                                                        ----------    ----------
              Satellite -- 0.6%
    15,000    COMSAT Corp. .........................       291,042       516,563
                                                        ----------    ----------
              Specialty Chemicals -- 2.0%
     2,000    E.I. du Pont de Nemours
              and Co. ..............................        65,500       136,000
     7,500    Ferro Corp. ..........................       138,500       220,313
    10,000    Grace (W.R.) & Co. ...................       517,655       836,875
    12,000    Hoechst AG, ADR ......................       460,144       471,000
     2,500    IMC Global Inc. ......................        53,592        95,156
                                                        ----------    ----------
                                                         1,235,391     1,759,344
                                                        ----------    ----------
              Telecommunications -- 10.5%
     5,000    Alltel Corp. .........................       120,500       218,438
     2,000    AT&T Corp. ...........................       123,975       131,250
    18,000    BC Telecom Inc. ......................       317,456       697,405
    50,000    BCE Inc. .............................       845,709     2,087,500
     2,304    Bell Atlantic Corp. ..................       117,619       236,160
     1,500    British Telecommunications
              plc, ADR .............................        84,309       164,063
    10,000    Cable & Wireless plc, ADR ............       217,366       377,500
    40,660    Citizens Utilities Co., Cl. B+ .......       428,256       429,468
     7,000    Deutsche Telekom AG, ADR .............       149,708       154,000
     1,000    France Telecom SA, ADR+ ..............        34,488        53,250
    24,000    GTE Corp. ............................       811,200     1,437,000
    10,000    Hong Kong
              Telecommunications Ltd., ADR .........       139,671       209,375
     2,000    SBC Communications Inc. ..............        37,775        87,250
    27,000    Southern New England
              Telecommunications Corp. .............       949,251     1,952,438
     3,500    Telecom Italia SpA, ADR ..............       108,779       278,031
     4,000    Telefonica de Espana, ADR ............       173,262       529,000
     2,000    US WEST Communications
              Group ................................        49,678       109,500
                                                        ----------    ----------
                                                         4,709,002     9,151,628
                                                        ----------    ----------

                See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================

                                                                       Market
    Shares                                                 Cost        Value
    ------                                                 ----        -----
              Utilities -- 0.4%
     19,000   United Water Resources Inc. ............ $   349,388   $   343,188
                                                       -----------   -----------
              TOTAL COMMON STOCKS ....................  43,563,587    74,109,387
                                                       -----------   -----------
              CONVERTIBLE PREFERRED STOCKS -- 2.9%
              Broadcasting -- 0.2%
      3,000   Granite Broadcasting
                Corp. $1.938 Cv. Pfd. ................     165,917       170,625
                                                       -----------   -----------
              Entertainment -- 0.0%
        500   Metromedia International
                Group Inc. Cv. Pfd. ..................      25,000        29,563
                                                       -----------   -----------
              Equipment and Supplies -- 0.5%
      4,000   Sequa Corp. $5.00 Cv. Pfd. .............     273,150       410,000
                                                       -----------   -----------
              Metals and Mining -- 0.1%
      5,000   Freeport-McMoRan Copper &
                Gold Inc. 7.00% Cv. Pfd. .............     106,500       114,063
                                                       -----------   -----------
              Publishing -- 0.1%
      2,000   Golden Books Financial
                Trust Cv. Pfd. .......................     100,000       109,250
                                                       -----------   -----------
              Telecommunications -- 2.0%
     22,000   Sprint Corp. $2.6301 Cv. Pfd. ..........     817,628     1,410,750
      4,000   US WEST Communications
                Group Cv. Pfd. .......................     206,033       286,000
                                                       -----------   -----------
                                                         1,023,661     1,696,750
                                                       -----------   -----------
              TOTAL CONVERTIBLE
              PREFERRED STOCKS .......................   1,694,228     2,530,251
                                                       -----------   -----------
              PREFERRED STOCKS -- 0.6%
              Telecommunications -- 0.6%
     11,500   Citizens Utilities Co. Pfd. ............     548,346       563,500
                                                       -----------   -----------

  Principal
   Amount
   ------

              CONVERTIBLE CORPORATE BONDS -- 2.9%
              Business Services -- 0.1%
   $100,000   BBN Corp. Sub. Deb. Cv.
                6.00%, 04/01/12 ......................      97,023        96,625
                                                       -----------   -----------
              Consumer Products -- 0.7%
    700,000   Fieldcrest Cannon Inc. Sub.
                Deb. Cv. 6.00%, 03/15/12 .............     544,275       635,250
                                                       -----------   -----------
              Energy -- 0.2%
    100,000   Pennzoil Co. Sub. Deb. Cv.
                6.50%, 01/15/03 ......................     100,000       196,750
                                                       -----------   -----------
              Entertainment -- 0.2%
    150,000   Savoy Pictures Entertainment
                Inc. Sub. Deb. Cv. 7.00%,
                07/01/03 .............................     132,654       147,563
                                                       -----------   -----------

  Principal                                                            Market
   Amount                                                  Cost        Value
   ------                                                  ----        -----

              Equipment and Supplies -- 0.5%
   $398,000   Kollmorgen Corp. Sub. Deb.
                Cv. 8.75%, 05/01/09 ..................  $  347,721   $   413,920
                                                       -----------   -----------
              Hotels and Gaming -- 0.1%
     50,000   Hilton Hotels Corp. Sub. Deb.
                Cv. 5.00%, 05/15/06 ..................      50,000        55,000
                                                       -----------   -----------
              Publishing -- 0.9%
    100,000   News America Holdings Inc.
                Sub. Deb. Cv. Zero Cpn.,
                03/31/02 .............................      73,784       114,924
    700,000   Thomas Nelson Inc.
                Sub. Deb. Cv. 5.75%,
                11/30/99 (a) .........................     689,945       697,375
                                                       -----------   -----------
                                                           763,729       812,299
                                                       -----------   -----------
              Transportation -- 0.2%
    200,000   Greyhound Lines Inc. Sub.
                Deb. Cv. 8.50%, 03/31/07 .............      93,867       205,000
                                                       -----------   -----------
              TOTAL CONVERTIBLE
              CORPORATE BONDS ........................   2,129,269     2,562,407
                                                       -----------   -----------
              U.S. GOVERNMENT OBLIGATIONS -- 7.9%
  6,942,000   U.S. Treasury Bills,
                4.98% to 5.43%, due
                04/16/98 to 05/28/98 ++ ..............   6,920,355     6,920,355
                                                       -----------   -----------
              TOTAL INVESTMENTS -- 99.1%
                                                       $54,855,785    86,685,900
                                                       -----------
              Other Assets and
                Liabilities (Net)-- 0.9% .............                   828,863
                                                                     -----------
              NET ASSETS -- 100.0%
                (4,943,277 shares outstanding) .......               $87,514,763
                                                                     ===========

              NET ASSET VALUE, Offering
                and Redemption Price
                Per Share ............................               $     17.70
                                                                     ===========

FORWARD FOREIGN EXCHANGE CONTRACTS
                                                    Expiration    Net Unrealized
                                                       Date        Depreciation
                                                       ----        ------------

  1,500,000 (b)  Sold Hong Kong Dollars
                    in exchange for
                    USD 190,815....................  08/26/98        $(1,634)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the market value of Rule 144A securities amounted to $697,375 or 0.8% of net assets.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR   -- American Depositary Receipt

                See accompanying notes to financial statements.

                         The Gabelli Equity Income Fund

Statement of Assets and Liabilities
March 31, 1998
 (Unaudited)
================================================================================

Assets:
   Investments, at value (Cost $54,855,785) .................        $86,685,900
   Cash .....................................................             23,056
   Foreign currency, at value (Cost $9,359) .................              8,868
   Receivable for investments sold ..........................            682,428
   Dividends and interest receivable ........................            213,950
   Receivable for capital shares issued .....................             76,515
                                                                     -----------
     Total Assets ...........................................         87,690,717
                                                                     -----------
Liabilities:
   Payable for investment advisory fees .....................             72,037
   Payable for distribution fees ............................             19,111
   Other accrued expenses ...................................             84,806
                                                                     -----------
     Total Liabilities ......................................            175,954
                                                                     -----------
     Net Assets applicable to 4,943,277
       shares outstanding ...................................        $87,514,763
                                                                     ===========
Net Assets consist of:
   Capital stock, at par value ..............................        $     4,943
   Additional paid-in capital ...............................         53,757,012
   Undistributed net investment income ......................              6,133
   Accumulated net realized gain on
     investments, futures contracts and
     foreign currency transactions ...............................     1,918,811
   Net unrealized appreciation on investments,
     futures contracts and foreign currency
     transactions ...........................................         31,827,864
                                                                     -----------
     Total Net Assets .......................................        $87,514,763
                                                                     ===========
     Net Asset Value, offering and redemption
       price per share ($87,514,763 / 4,943,277
       shares outstanding; 1,000,000,000 shares
       authorized of $0.001 par value) ......................        $     17.70
                                                                     ===========

Statement of Operations
For the Six Months Ended March 31, 1998 (Unaudited)
================================================================================

Investment Income:
   Dividends .................................................       $   900,371
   Interest ..................................................           286,833
                                                                     -----------
     Total Investment Income .................................         1,187,204
                                                                     -----------
Expenses:
   Investment advisory fees ..................................           386,991
   Distribution fees .........................................            96,748
   Shareholder services fees .................................            75,804
   Shareholder report expenses ...............................            23,767
   Legal and audit fees ......................................            18,375
   Custodian fees ............................................            14,393
   Registration fees .........................................             7,799
   Miscellaneous expenses ....................................            15,514
                                                                     -----------
     Total Expenses ..........................................           639,391
                                                                     -----------
     Net Investment Income ...................................           547,813
                                                                     -----------
Net Realized and Unrealized Gain on Investments:
   Net realized gain on investments,
     futures contracts and foreign currency
     transactions ............................................         2,349,445
   Net change in unrealized appreciation
     on investments, futures contracts and
     foreign currency transactions ...........................         7,381,987
                                                                     -----------
    Net realized and unrealized gain on
      investments, futures contracts
      and foreign currency transactions ......................         9,731,432
                                                                     -----------
Net increase in net assets resulting from
  operations .................................................       $10,279,245
                                                                     ===========

Statement of Changes in Net Assets
================================================================================

                                                                                            Six Months Ended     Year Ended
                                                                                             March 31, 1998     September 30,
                                                                                               (Unaudited)         1997
                                                                                               -------------   -------------
Operations:
  Net investment income .......................................................................  $    547,813   $    912,876
  Net realized gain on investments, futures contracts and foreign currency transactions .......     2,349,445      7,289,794
  Net change in unrealized appreciation on investments, futures contracts and
    foreign currency transactions .............................................................     7,381,987     10,713,542
                                                                                                 ------------   ------------
    Net increase in net assets resulting from operations ......................................    10,279,245     18,916,212
                                                                                                 ------------   ------------
Distributions to shareholders:
  Net investment income .......................................................................      (718,121)      (912,876)
  In excess of net investment income ..........................................................            --         (6,607)
  Net realized gain on investment transactions ................................................    (7,160,971)    (2,841,998)
                                                                                                 ------------   ------------
    Total distributions to shareholders .......................................................    (7,879,092)    (3,761,481)
                                                                                                 ------------   ------------
Capital Share Transactions:
  Net increase in net assets from capital share transactions ..................................    11,384,394      1,569,224
                                                                                                 ------------   ------------
    Net increase in net assets ................................................................    13,784,547     16,723,955
Net Assets:
  Beginning of period .........................................................................    73,730,216     57,006,261
                                                                                                 ------------   ------------
  End of period ...............................................................................  $ 87,514,763   $ 73,730,216
                                                                                                 ============   ============

                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and one of two separately managed portfolios of the Corporation, whose primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced operations on January 2, 1992.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the closing bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 1998, there were no open futures contracts.

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

      (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

      (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended September 30, 1997, reclassifications were made to increase undistributed net investment income for $210,404 and realized loss on investments for $294,555 with an offsetting adjustment to additional paid-in-capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

The Gabelli Equity Income Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

4. Distribution Plan. The Fundis Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the six months ended March 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $96,748, or 0.25% of average net assets, the annual limitation under the Plan.

5. Portfolio Securities. Purchases and sales of securities for the six months ended March 31, 1998, other than short term securities, aggregated $20,078,459 and $17,223,737, respectively.

6. Transactions with Affiliates. During the six months ended March 31, 1998, the Fund paid brokerage commissions of $12,705 to Gabelli & Company, Inc. and its affiliates.

7. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                      Six Months Ended                 Year Ended
                                                       March 31, 1998              September 30, 1997
                                                   -----------------------    ------------------------
                                                    Shares        Amount         Shares       Amount
                                                   --------    -----------    ----------   -----------
Shares sold .................................       636,731    $10,695,808       920,283   $13,914,893
Shares issued upon reinvestment of dividends        463,685      7,413,879       243,710     3,536,567
Shares redeemed .............................      (396,348)    (6,725,293)   (1,052,497)  (15,882,236)
                                                   --------    -----------    ----------   -----------
 Net increase ................................      704,068    $11,384,394       111,496   $ 1,569,224
                                                   ========    ===========    ===========  ===========

The Gabelli Equity Income Fund
Financial Highlights
================================================================================
Selected data for a share of capital stock outstanding throughout each period:

                           Six Months Ended
                                                                                  Year Ended September 30,
                                                  March 31, 1998     ----------------------------------------------------
                                                    (Unaudited)      1997        1996        1995        1994        1993
                                                    -----------      ----        ----        ----        ----        ----
Operating performance:
  Net asset value, beginning of period ..........   $ 17.39        $ 13.81     $ 12.65     $ 11.54     $ 12.15     $ 10.40
                                                    -------        -------     -------     -------     -------     -------
  Net investment income .........................      0.12           0.22        0.28        0.29        0.30        0.29
  Net realized and unrealized gain on
    investments .................................      2.02           4.28        1.76        1.77        0.08        1.81
                                                    -------        -------     -------     -------     -------     -------
  Total from investment operations ..............      2.14           4.50        2.04        2.06        0.38        2.10
                                                    -------        -------     -------     -------     -------     -------

Distributions to shareholders:
  Net investment income .........................     (0.16)         (0.22)      (0.28)      (0.29)      (0.31)      (0.29)
  In excess of net investment income ............        --             --       (0.01)         --          --          --
  Net realized gains ............................     (1.67)         (0.70)      (0.59)      (0.66)      (0.68)      (0.06)
                                                    -------        -------     -------     -------     -------     -------
  Total distributions ...........................     (1.83)         (0.92)      (0.88)      (0.95)      (0.99)      (0.35)
                                                    -------        -------     -------     -------     -------     -------
  Net asset value, end of period ................   $ 17.70        $ 17.39     $ 13.81     $ 12.65     $ 11.54     $ 12.15
                                                    =======        =======     =======     =======     =======     =======

  Total return (a) ..............................      13.5%          34.0%       16.7%       19.2%        3.3%       20.5%
                                                    =======        =======     =======     =======     =======     =======
Ratios to average net assets / supplemental data:
  Net assets, end of period (in 000s) ...........   $87,515        $73,730     $57,006     $54,806     $50,191     $54,585
  Ratio of net investment income to average
    net assets ..................................      1.41%(b)       1.42%       1.99%       2.50%       2.58%       2.62%
  Ratio of operating expenses to average
    net assets ..................................      1.65%(b)       1.78%       1.93%       1.83%       1.81%       1.78%
  Portfolio turnover rate .......................        24%            43%         20%         30%         20%         76%
  Average commission rate per share (c) .........   $0.0443        $0.0464     $0.0480          --          --          --

----------
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b)   Annualized.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1998

   Exxon Corp.                       Southern New England Telecom.
   American Express Co.              British Petroleum Co. plc
   Eastern Enterprises               Deere & Co.
   Chevron Corp.                     Southwest Gas Corp.
   BCE Inc.                          Deutsche Bank AG
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                        Gabelli Equity Series Funds, Inc.
                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                        Robert J. Morrissey
Chairman and Chief                           Attorney-at-Law
Investment Officer                           Morrissey & Hawkins
Gabelli Funds, Inc.
                                             Karl Otto Pohl
Felix J. Christiana                          Former President
Former Senior Vice President                 Deutsche Bundesbank
Dollar Dry Dock Savings Bank
                                             Anthony R. Pustorino
Anthony J. Colavita                          Certified Public Accountant
Attorney-at-Law                              Professor, Pace University
Anthony J. Colavita, P.C.
                                             Anthonie C. van Ekris
Vincent D. Enright                           Managing Director
Senior Vice President and                    BALMAC International, Inc.
Chief Financial Officer
KeySpan Energy Corp.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                                    Officers

Mario J. Gabelli, CFA                        Bruce N. Alpert
President and Chief                          Vice President and Treasurer
Investment Officer

James E. McKee
Secretary
                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders of The
Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------